Exhibit 99.1
 Investor PresentationGSE Systems, Inc. (“GSE Solutions”)NASDAQ: GVPFebruary 24, 2021

 Forward Looking Statements and Non-GAAP Financial Measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as "expect," "intend," "believe," "may," "will," "should," "could," "anticipate," and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to Adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). “Adjusted EBITDA” excludes from EBITDA certain non-recurring gains and expense including non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, and acquisition-related expense. References to “Adjusted net income” excludes from net income non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, acquisition-related expense, and amortization of intangible assets related to acquisitions. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, Adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

 GSE: The Future of Power Operations  GSE is a team of highly dedicated experts focused on decarbonization of the power industry by providing specialized talent, services, and technologies that help deliver clean, safe, and low-cost energy the world expects.

How We Work

GSE Solutions leverages over four decades of company experience to provide highly specialized talent, services, and technologies that support decarbonization of the power industry, driving environmental equity as a result.

Our experts deliver end-to-end training, engineering, compliance, simulation, and workforce solutions that help customers deliver clean, safe, and low-cost energy.

Workforce Solutions

- Experienced technical staff augmentation network
- Variety of workforce solutions
- Specialized nuclear operations training and development programs

Engineering Performance

- Leader in simulation, engineering programs and thermal performance specializing in nuclear
- High-value design engineering
- Growing SaaS and innovative software revenue stream

Ticker | Exchange	GVP | Nasdaq
Headquarters	Maryland
Number of Employees	~320
Recent price (2/21/21)	$2.21
Shares outstanding	~20.6M
Market cap (2/21/21)	~$45.5M
Total cash (9/30/20)	~$7.7M
Total debt[1] (9/30/20)	~$13.6M
Enterprise value[2]	~$51.4M
Revenue (2019)	~$83.0M
EV / Revenue[2]	~0.6x
Insider ownership[3]	~1.4M shares

[1] Total debt includes a Paycheck Protection Program loan of approximately $10M received under the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"). [2] Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation. [3] Per proxy dated 7/24/2020.

GSE SOLUTIONS

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 Approximate Revenue Mix (2019)      Engineering Performance  Workforce Solutions  By Segment  By Industry      Nuclear  Other Power      North America  Europe  By Geography      Utilities  Other  By End User    Asia    Non-Power / Process

Business Model: How We Make Money

	Engineering Performance	Workforce Solutions	Software[1]
% of Revenue	~55%	~45%	~5%
Gross Margin	30-40+%	12-15%	80-90%
Primarily Selling	Engineering Modeling & Modification Services	Technical / High-Value Staffing	Software
Business Model	Fixed price, and time and material contracts	Time and material contracts	Sale of perpetual license with recurring MX, or SaaS annual subscription
Accounting	Percent complete, or as service is performed billing occurs	As service is performed billing occurs	License upon delivery, ratable recognition over life of MX agreement

[1] Software is a component of GSE's Engineering Performance group

GSE SOLUTIONS

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Investment Highlights

Aligned, Proven Leadership	• Leadership with an "owner/operator" mentality • Experience and skill-set to deliver operational improvements • Aligned with shareholders (CEO purchased >200,000 shares on open market in 2020)
Blue Chip Client Base	• Four decades serving a high-barrier-to-entry market • Strong, enduring relationships with blue chip power and process companies
Favorable Industry Drivers	• Recognition of nuclear as a critical source of resilient baseload carbon-free energy • Environmentally-friendly Biden administration--ambitious plans to cut carbon emissions • Aging workforce crisis / buoyant outlook for Small Modular Reactor ("SMR") technology
Attractive Valuation	• Significant discount relative to industry peers • Growing Software as a Service ("SaaS") revenue stream (higher multiple)
Highly Specialized Platform	• Expertise from 40+ years of serving clients in the power and process sectors • Proven and differentiated technology for simulation and training solutions • Difficult-to-replicate technology and base of talented, specialized employees
Solid Growth Strategy	• Focus on growth, execute on exciting solutions roadmap • Streamline operations, contain costs and maximize cash flow

GSE SOLUTIONS

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Organic Growth Strategy Roadmap

EXPANSION

New Sectors	clean energy, environmental engineering, manufacturing, transportation, LNG construction, battery storage, high-speed internet
Existing Customers	Southern Company, Duke, TVA, Entergy, INL, Exelon, Mando, ORANO, Areva, AVL, NuScale, Sentry Electric, Atwell
Targets	decarbonization, hydrogen production, regulations, new green technologies, integrated renewables, adjacent industries

HOW WE GET THERE

- Focus on current strategic accounts/targets
- Expand service offerings with current customers
- Cross-selling
- Expand into emerging sectors, especially clean energy
- Ensure our team has the tools and support needed
- Increase current and new market visibility through strategic marketing programs

GSE SOLUTIONS

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Engineering Performance Roadmap

1 BUILD

Build upon what has historically worked for GSE Engineering Services

- Maintain and optimize existing ops workflow
- Build in new revenue streams

2 INTEGRATE

Integrate our service areas to provide more comprehensive client solutions

- Identify and integrate accomplished, valued, low-cost, workflow options based on cross pollination

3 EXPAND

Evaluate and deliver new collaborative services, products and solutions

- Expand customer base
- New solutions with significant value to industry
- Extension into natural clean energy adjacent markets

GSE SOLUTIONS™

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GSE Senior Leadership



Kyle Loudermilk
President and Chief Executive Officer
- 20+ years of executive experience at publicly-listed MicroStrategy. AspenTech, and PE-backed Datatel/Ellucian
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University; Harvard University General Management Program



Emmett Pepe, CPA
Chief Financial Officer
- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunication
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



Don Horn
President, Engineering Performance Group
- 25+ years in energy industry, focused on managerial and engineering responsibilities
- Electrical engineering experience with Foster Wheeler, Houston Lighting & Power, and Fluor
- BS in Electrical Engineering – Colorado State University



Bahram Meyssami PhD
Chief Technology Officer
- 25+ years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, PhD Chemical Engineering – University of Maryland



Brian Greene
Vice President, Workforce Solutions Group
- 15+ years of staffing industry experience
- More than a decade with System One, with a particular focus on staffing for the nuclear energy and engineering sectors
- BA, English – University of West Georgia

GSE SOLUTIONS

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 Highly Educated & Specialized       Engineering Performance  Workforce Solutions      Nuclear/Power  Non-Power / Process  Corporate    Employees By Technical Focus  Employees By Industry/Function  EMPLOYEE-BASE ~320

 Representative Blue-Chip Customers1  1The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

 Attractive Valuation Relative to Peers  PEERS  2-3x  ~1.0x  >5x        10-12x  10-12x  >15x        1 Enterprise Value (EV); Trailing Twelve Months (TTM); normalized average historical trading multiples for peers 2EBITDA is a non-GAAP financial measure  EV/SALES (TTM)1  EV/EBITDA (TTM)1,2          Workforce Solutions  Engineering Improvement    Software

Growing SaaS/Other Software MX Revenue Streams


$2.6
$2.2
+19%
Q3'19
YTD
Q3'20
YTD

Software Revenue (in $M)

EnVision On Demand

- SaaS simulation & tutorials
- Subscription-based software
- Scalable platform
- "Anytime, anywhere" solution
- Recurring and predictable revenue stream
- Higher market multiple

Other

- License increases
- Simulation upgrades
- New software: Thermal System Monitoring (TSM)

GSE SOLUTIONS

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     Utilities NEED Experienced Partners & Expert Solutions                  What’s Driving The Market  Delivering Environmental Equity   Widening skills gap and aging workforce  Awareness of the value of nuclear power as a source for carbon-free energy  Demand for carbon-free electricity    Restart of nuclear reactors post-Fukushima  Development of advanced small modular reactors  The new administration’s plans to cut carbon emissions  NEEDStaff Support  NEEDTraining Programs  NEEDOptimization Programs  NEEDEngineeringModifications    NEEDSimulationSolutions

 New Executive Actions: Clean Energy  Charged to create a carbon free power sector by 2035 US on a path to a net-zero economy by 2050Re-establish the President’s Council of Advisors on Science and TechnologyCreation of jobs and skilled-trades to accelerate clean energy and transmission projects Plan to increase the resilience of facilities and operationsLikely phaseout and elimination of fossil fuel subsidies  Investing in Environmental Equity      GSE is positioned as an essential enabler of US decarbonization.

 Nuclear Leads the Way in Reducing CO2 Emissions  Million Metric Tons, 2019  2019 US Emissions-Free Electricity Fuel    CO2 Emissions Avoided by the US Power Industry  “Nuclear energy is America’s top source of carbon-free electricity and avoids more than 1/2 billion tons of carbon emissions each year.”  Source: Nuclear Energy Institute Inc., Nuclear By The Numbers (August 2020)

 Robust Nuclear Industry: Benefits GSE  TODAY: Global nuclear reactor installed base1: 441     Ongoing fees for maintenance, re-hosting, retuning, model upgrades, training, staffing support  NEAR TERM: Nuclear reactors under construction1: 53  LONG TERM: New nuclear capacity needed by 2050 - Harmony vision2: 1000 GW    New simulator sales + Incremental fees for maintenance, re-hosting, retuning, model upgrades, 27,000 nuclear jobs may need to be by 2023   New simulator sales+ Incremental fees for maintenance, re-hosting, retuning, model upgrades    Nuclear Units Under Construction by Country  Operable Nuclear Reactors – Top 10 Countries  Projected New Capacity (GW per Year) Required to Meet Harmony Targets3  GSE’s opportunity:  1Source: International Atomic Energy Agency - Power Reactor Information System (August 2020)2Source: World Nuclear Association (August 2017)

US Nuclear Fleet Still has 20-40 Years



Number of US Nuclear Plants per Age Group[1]
<10 years
1
10-19...
0
20-29...
7
30-39...
43
40-49...
48



The Average US Nuclear Plant is ~40 Years Old[1]
40
+20
+20
0
20
40
60
80
Years
Lifespan

Plants here for long-term: An average nuclear plant spans 60 years - existing fleet requires 20-40 years depending on if licenses get extended to 80 years

GSE provides

- Essential services and technology to the aging US nuclear fleet to improve operations, enhance safety and extend plant life
- Advanced solutions – helping expand into advance reactors and small modular reactors (SMR)
- Cross-over services that fit with natural gas/renewables, wind and solar

[1]*Source: Extrapolated from The Conversation, August 2018; International Atomic Energy Agency*

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 Small Modular Reactors (SMR) Gain Traction in 2020  * “A promising new non-emitting technology that has the potential to produce reliable electricity in Canada, supporting the country’s transition to net-zero emissions by 2050.”  SEPT  US Nuclear Regulatory Commission approved the first SMR design by NuScale  OCT  US DOE awarded $160M to build working models of smaller scale advanced nuclear reactor designs  NOV  UK announces ten-point plan for a green industrial revolution, including supporting the UK SMR program with a £215 million investment   DEC  DOE announced $30M in initial funding under its new Advanced Reactor Demonstration Program (ARDP), selecting five teams to receive funding   DEC  Canada* outlines next steps for progress on SMR technology  * December 2020 - Natural Resources Canada press release outlines next steps for progress on small modular reactor technology.

GSE Rises to the COVID-19 Challenge

CHALLENGES
- Clients reduced/postponed staff augmentation engagements
- Project stoppage at client facilities due to onsite outbreak
- Delay in nonessential engineering services projects

ACTIONS
- Prioritized the health and safety of employees and clients
- Migrated a significant portion of employees to work remote
- Pursued a hybrid virtual/in-person selling/delivery approach

POSITIVE OUTCOMES

- ✓ Leveraged technology to stay connected with clients
- ✓ Won a multiyear subscription for EnVision by a global energy company
- ✓ Announced two MSAs with a total value of $35M at US major utility
- ✓ Secured three contracts with total value of $8.7M for training & staffing
- ✓ Opportunity to lower costs and reduce real estate footprint

GSE SOLUTIONS
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Focus on Organic Growth & Operational Improvement

GSE Strategy:

- Capitalize on pent-up demand coming to market after COVID-19-driven delays
- Strengthen divisional leadership
- Unify engineering services under one umbrella
- Streamline operations, contain costs and maximize cash flow
- Disciplined capital structure management and debt paydown
- Deliver on exciting solutions pipeline

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 APPENDIX

 Annual Financial Highlights  Revenue (in $M)  Gross Profit (in $M)  Adjusted EPS (Diluted)2  +17% CAGR1  +13% CAGR1  Adjusted EBITDA (in $M)2  +$9.1M Improvement  +$0.69 Improvement           1 CAGR = Compound Annual Growth Rate2 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix

GSE Solutions Financial History [1,2]

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended 2016	2017	2018	2019	9 Months Ended Sep. 30, 2019	Sep. 30, 2020
Revenue	53.1	70.9	92.2	83.0	65.7	45.0
Gross Profit	16.3	18.5	23.1	20.3	15.3	11.0
Gross margin	*31%*	*26%*	*25%*	*24%*	*23%*	*24%*
Operating (loss) income	1.6	0.2	1.4	(7.4)	(5.8)	(8.4)
Operating margin	*3%*	*0%*	*1%*	*(9%)*	*(9%)*	*(19%)*
Net (loss) income	1.4	6.6	(0.4)	(12.1)	(5.7)	(9.1)
Diluted EPS	$0.08	$0.33	($0.02)	($0.60)	($0.29)	($0.44)
Diluted shares	18,512,266	19,605,427	19,704,999	20,062,021	20,021,829	20,438,571
EBITDA	2.8	1.5	3.7	(2.2)	(3.4)	(6.3)
Adjusted EBITDA	5.0	5.7	7.4	4.8	3.6	(1.4)
Adjusted net (loss) income	4.0	3.0	(3.6)	8.0	1.3	(2.6)
Adjusted EPS - diluted	$0.21	$0.15	($0.18)	$0.39	$0.06	($0.13)

Balance Sheet (in $ millions)	Sep. 30, 2020
Cash and cash equivalents	7.7
Current assets	20.5
Total assets	41.6
Current liabilities	18.1
Total debt	13.6
Total stockholders' equity	11.4

1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017
2 EBITDA, Adjusted EBITDA, Adjusted net income and adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation on pages 26 and 27 in the Appendix of this presentation.

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GSE EBITDA & Adjusted EBITDA Reconciliation (in $ Thousands)[1]

EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:

Adjusted EBITDA Summary	**Fiscal Year Ended**				**9 Months Ended**	
(in $ thousands)	2016	2017	2018	2019	Sep. 30, 2019	Sep. 30, 2020
Net (loss) income	1,422	6,557	(354)	(12,085)	(5,482)	(9,068)
Interest (expense) income, net	(85)	(80)	268	988	812	556
(Benefit) provision for income taxes	350	(6,153)	1,131	5,733	(874)	166
Depreciation and amortization	1,080	1,146	2,634	3,129	2,143	2,030
EBITDA	2,767	1,470	3,679	(2,235)	(3,401)	(6,316)
Acquisition-related expense	-	473	540	744	744	191
Acquisition-related settlement	-	-	-	(2,025)	-	-
Bad debt related to customer bankruptcy	-	122	85	-	-	-
Change in fair value of contingent consideration	(207)	446	-	(1,200)	(1,200)	-
Consulting support for finance restructuring	394	-	-	-	-	-
Gain on legal settlement, net	-	-	-	-	-	(91)
Impact of the change in fair value of derivative instruments	18	(99)	350	13	69	(35)
Loss on impairment	-	-	-	5,597	5,464	4,302
Restructuring charges	490	778	1,269	2,478	742	195
Stock-based compensation expense	1,550	2,472	1,526	1,420	1,150	357
Adjusted EBITDA	5,012	5,662	7,449	4,792	3,568	(1,397)

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

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Adjusted Net Income & Adjusted EPS Reconciliation

(In $ Thousands, except share amounts)[1,2]

Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

Adjusted Net Income (Loss) Summary		**Fiscal Year Ended**			**9 Months Ended**	
(in $ thousands, except shares amounts)	2016	2017	2018	2019	Sep. 30, 2019	Sep. 30, 2020
Net (loss) income	1,422	6,557	(354)	(12,085)	(5,736)	(9,068)
Acquisition-related expense	-	473	540	744	744	191
Acquisition-related settlement	-	-	-	(2,025)	-	-
Amortization of intangible assets related to acquisitions	289	335	1,612	2,400	1,804	1,528
Bad debt related to customer bankruptcy	-	122	85	-	-	-
Consulting support for finance restructuring	394	-	-	-	-	-
Change in fair value of contingent consideration	(207)	446	-	(1,200)	(1,200)	-
Gain on legal settlement, net	-	-	-	-	-	(91)
Impact of the change in fair value of derivative instruments	18	(99)	350	13	69	(35)
Loss on impairment	-	-	-	5,597	5,464	4,302
Release of valuation allowance	-	(10,555)	(339)	6,820	-	-
Restructuring charges	490	778	1,269	2,478	742	195
Stock-based compensation expense	1,550	2,472	1,526	1,420	1,150	357
Tax reform impact	-	2,497	-	-	-	-
Income tax expense impact of adjustments	-	-	(8,251)	3,851	(1,761)	-
Adjusted net income (loss)	3,956	3,026	(3,562)	8,013	1,276	(2,621)
Earnings (loss) per share - diluted	0.08	0.33	(0.02)	(0.59)	(0.28)	(0.44)
Adjusted earnings (loss) per share - diluted	0.21	0.15	(0.18)	0.39	0.06	(0.13)
Weighted average shares outstanding - diluted	18,512,266	19,605,427	19,922,151	20,376,255	20,418,960	20,438,571

GSE SOLUTIONS

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

[2] Adjusted Net Income for prior periods does not include the impact on income tax expense of the adjustments

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CONTACTS

GSE Solutions

Kyle Loudermilk
President and CEO
kyle.loudermilk@gses.com

+1 410.970.7800
www.gses.com

The Equity Group

Kalle Ahl, CFA
kahl@equityny.com
+1 212.836.9614

Devin Sullivan
dsullivan@equityny.com
+1 212.836.9608

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